      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                              CREDIT SUISSE TRUST

                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

The following information modifies certain information contained in the portfolio's Prospectus and Statement of Additional Information.

Effective December 12, 2002, the portfolio has replaced its previous performance benchmarks, the Russell 2000 Growth Index, the Russell 2500 Growth Index and the NASDAQ Industrials Index, with the Russell MidCap Growth Index and the MSCI World Index. The portfolio now compares its performance to the Russell MidCap Growth Index and the MSCI World Index. The Russell MidCap Growth Index measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc. The portfolio adopted the Russell MidCap Growth Index and the MSCI World Index (together, the "New Benchmarks") as performance benchmarks because the New Benchmarks represent a better approximation of performance for the category of products in which the portfolio is included.

The following information replaces information on page 9 of the portfolio's prospectus:

                          AVERAGE ANNUAL TOTAL RETURNS

                                    ONE YEAR   FIVE YEARS  TEN YEARS   LIFE OF    INCEPTION
PERIOD ENDED 12/31/01:                2001      1997-2001  1992-2001    FUND        DATE
 GLOBAL POST-VENTURE CAPITAL
 PORTFOLIO(1)                        -28.63%      2.69%        N/A      2.08%      9/30/96
 RUSSELL 2000 GROWTH INDEX(2)         -9.23%      2.87%        N/A      2.78%
 RUSSELL 2500 GROWTH INDEX(3)        -10.83%      6.60%        N/A      6.46%
 NASDAQ INDUSTRIALS INDEX(4)          -6.33%      4.60%        N/A     -4.41%
 RUSSELL MIDCAP GROWTH INDEX(5)      -38.30%     10.37%        N/A      9.15%
 MSCI WORLD INDEX(5)                 -17.83%      4.12%        N/A     38.35%

(1) Effective May 1, 2000, the Global Post-Venture Capital Portfolio changed its investment strategies and policies to permit the portfolio to invest without limit in foreign securities and to require the portfolio to invest in at least three countries, including the U.S. Prior to that date, the portfolio's investments in foreign securities were limited to 20% of total assets and the portfolio was not required to invest outside the U.S.
(2) The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
(3) The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher broadcasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(4) The Nasdaq Industrials Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The Nasdaq OTC Composite Index represents 4,500 stocks traded over the counter.
(5) Effective December 12, 2002, the portfolio replaced the Russell 2000 Growth Index, the Russell 2500 Growth Index and the NASDAQ Industrials Index with the Russell MidCap Growth Index and the MSCI World Index, because the Russell MidCap Growth Index and the MSCI World Index represent a better approximation of performance for the category of products in which the Global Post-Venture Capital Portfolio's portfolio is included. The Russell MidCap Growth Index measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc.

Dated: December 20, 2002                                           TRGPV-16-1202
                                                                        2002-029

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                              CREDIT SUISSE TRUST

                              HIGH YIELD PORTFOLIO

The following information modifies certain information contained in the portfolio's Prospectus and Statement of Additional Information.

Effective December 12, 2002, the portfolio has changed its performance benchmark from the CSFB Domestic + High Yield Index to the Salomon Smith Barney High-Yield Market Index. The Salomon Smith Barney High-Yield Market Index is a broad-based, unmanaged index of high yield securities. The portfolio has changed its performance benchmark from the CSFB Domestic + High Yield Index to the Salomon Smith Barney High-Yield Market Index because the construction methodology and sector codes used in the latter index more closely resemble those of the portfolio.

Dated: December 20, 2002                                           TRHYL-16-1202
                                                                        2002-038